Security Equity Fund
Security Large Value Fund
Security Mid Cap Growth Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated October 16, 2009,
To Prospectus and Statement of Additional Information
Dated February 1, 2009

Effective October 16, 2009, Rydex Distributors, Inc. ("Rydex Distributors") is the sole distributor to Security Equity Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund (the "Funds"). The Prospectus and Statement of Additional Information are therefore supplemented to replace all references to the current distributor from Security Distributors, Inc. to Rydex Distributors. Rydex Distributors is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and is an indirect wholly-owned subsidiary of Security Benefit Corporation.

The Statement of Additional Information ("SAI") is updated by adding the following paragraph to the "Distributor" section on pages 50-52:

Rydex Distributors also acts as principal underwriter for Security Income Fund. Because Rydex Distributors did not serve as a distributor to the Funds until March 16, 2009, it had not received gross underwriting commissions, net underwriting commissions, or contingent deferred sales charges on redemptions in the fiscal years ended September 30, 2008, September 30, 2007, and September 30, 2006.

The SAI is updated by adding the following paragraph immediately before the table on page 54 regarding Brokerage Commissions Paid to the Underwriter:

Because Rydex Distributors did not serve as a distributor to the Funds until March 16, 2009, it had not received brokerage commissions paid by the Funds in the fiscal years ended September 30, 2008, September 30, 2007, and September 30, 2006.

Please Retain This Supplement for Future Reference